                                                                  EXHIBIT 10.4.2


                               KOMAG, INCORPORATED

                           DEFERRED COMPENSATION PLAN

                            (Effective July 17, 2002)

                               TABLE OF CONTENTS

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                                                                           PAGE
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SECTION 1 DEFINITIONS........................................................1

        1.1    "Affiliate"...................................................1
        1.2    "Beneficiary".................................................1
        1.3    "Board of Directors"..........................................1
        1.4    "Change of Control"...........................................1
        1.5    "Code"........................................................2
        1.6    "Committee"...................................................2
        1.7    "Company".....................................................2
        1.8    "Compensation"................................................2
        1.9    "Compensation Deferrals"......................................2
        1.10   "Disability" or "Disabled"....................................2
        1.11   "Eligible Employee"...........................................2
        1.12   "ERISA".......................................................2
        1.13   "Financial Hardship"..........................................3
        1.14   "Participant".................................................3
        1.15   "Participant's Account" or "Account"..........................3
        1.16   "Plan"........................................................3
        1.17   "Plan Year"...................................................3
        1.18   "Restricted Stock"............................................3

SECTION 2 PARTICIPATION......................................................3

        2.1    Participation.................................................3
        2.2    Automatic Suspension of Compensation Deferrals................4
        2.3    Termination of Participation..................................4

SECTION 3 COMPENSATION DEFERRAL ELECTIONS....................................4

        3.1    Compensation Deferrals........................................4
        3.2    Crediting and Vesting of Compensation Deferrals...............4
        3.3    Deemed Investment Return on Accounts..........................4
        3.4    Form of Payment...............................................5
        3.5    Term of Deferral..............................................5
        3.6    Changes in Elections as to Term and Form for Payment..........5

SECTION 4 ACCOUNTING.........................................................5

        4.1    Participants' Accounts........................................5
        4.2    Participants Remain Unsecured Creditors.......................5
        4.3    Accounting Methods............................................5
        4.4    Reports.......................................................6

SECTION 5 DISTRIBUTIONS......................................................6

        5.1    Normal Time for Distribution..................................6
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                                      -i-


                               TABLE OF CONTENTS
                                  (CONTINUED)

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        5.2    Change of Control.............................................6
        5.3    Special Rule for Death or Disability..........................6
        5.4    Special Rule re Deductibility.................................6
        5.5    Beneficiary Designations......................................7
        5.6    Unscheduled Withdrawals.......................................7
        5.7    Financial Hardship............................................8
        5.8    Payments to Incompetents......................................8
        5.9    Undistributable Accounts......................................8
        5.10   Committee Discretion..........................................8

SECTION 6 PARTICIPANT'S INTEREST IN ACCOUNT..................................9

        6.1    Compensation Deferral Contributions...........................9

SECTION 7 ADMINISTRATION OF THE PLAN.........................................9

        7.1    Plan Administrator............................................9
        7.2    Committee.....................................................9
        7.3    Actions by Committee..........................................9
        7.4    Powers of Committee...........................................9
        7.5    Decisions of Committee.......................................10
        7.6    Administrative Expenses......................................10
        7.7    Eligibility to Participate...................................10
        7.8    Indemnification..............................................11

SECTION 8 FUNDING...........................................................11

        8.1    Unfunded Plan................................................11

SECTION 9 MODIFICATION OR TERMINATION OF PLAN...............................11

        9.1    Company's Obligations Limited................................11
        9.2    Right to Amend or Terminate..................................11
        9.3    Effect of Termination........................................11

SECTION 10 GENERAL..........................................................12

        10.1   Inalienability...............................................12
        10.2   Rights and Duties............................................12
        10.3   No Enlargement of Rights.....................................12
        10.4   Compliance with Rule 16b-3...................................12
        10.5   Compensation Deferrals Not Counted Under Other Employee
               Benefit Plans................................................12
        10.6   Applicable Law...............................................12
        10.7   Severability.................................................12
        10.8   Captions.....................................................12

                               KOMAG, INCORPORATED

                           DEFERRED COMPENSATION PLAN

                            (Effective July 17, 2002)

        KOMAG, INCORPORATED, a Delaware corporation, hereby establishes the Komag Deferred Compensation Plan, effective July 17, 2002, for the benefit of a select group of management and highly compensated employees of the Company and its participating Affiliates, in order to provide such employees with certain deferred compensation benefits. The Plan is an unfunded deferred compensation plan that is intended to qualify for the exemptions provided in Sections 201, 301, and 401 of ERISA.

                                    SECTION 1

                                   DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        1.1 "AFFILIATE" shall mean (a) the Company, and (b) each corporation, trade or business which is, together with the Company, a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of Section 414(b), (c) or (m) of the Code), but only for the period during which such other entity is so affiliated with the Company.

        1.2 "BENEFICIARY" shall mean the person or persons entitled to receive the balance credited to a Participant's Account under the Plan upon the death of a Participant, as provided in Section 5.4.

        1.3 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

        1.4 "CHANGE OF CONTROL" shall mean the occurrence of any of the following events:

            (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities and Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (b) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (c) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent

Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (d) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

        1.5 "CODE" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

        1.6 "COMMITTEE" shall mean the committee appointed by (and serving at the pleasure of) the Board of Directors to administer the Plan. As of the effective date of the Plan, the members of the Committee shall be the Company's Chief Executive Officer and Chief Financial Officer.

        1.7 "COMPANY" shall mean Komag, Incorporated, a Delaware corporation.

        1.8 "COMPENSATION" shall mean the fair market value of any grants of Restricted Stock that a Participant chooses to defer under the Plan. The Committee shall determine the fair market value of the Restricted Stock on the date a Participant would have received the Restricted Stock had he or she not elected to participate in the Plan. A Participant's Compensation shall not include any other type of remuneration.

        1.9 "COMPENSATION DEFERRALS" shall mean the amounts credited to Participants' Accounts under the Plan pursuant to their deferral elections made in accordance with Section 2.1.

        1.10 "DISABILITY" or "DISABLED" shall mean the mental or physical inability of a Participant to perform the regularly assigned duties of his or her employment, provided that such inability (a) has continued or is expected to continue for a period of at least 6 months and (b) is evidenced by the certificate of a physician satisfactory to the Committee stating that such inability exists and is likely to be permanent.

        1.11 "ELIGIBLE EMPLOYEE" shall mean an employee of the Company who holds office at the level of director or above. Notwithstanding the preceding, the Board of Directors, in its sole discretion, may (a) change the required title for purposes of determining eligibility for the Plan, and (b) determine that one or more otherwise eligible employees of the Company shall not be Eligible Employees.

        1.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

        1.13 "FINANCIAL HARDSHIP" shall mean a severe financial emergency which is caused by a sudden and unexpected accident, illness or other event beyond the control of the Participant which, absent a suspension of deferrals under Section
2.2 or accelerated distribution under Section 5.7, would result in severe financial burden to the Participant or a member of his or her immediate family. A Financial Hardship does not exist to the extent that the hardship may be relieved by (a) reimbursement or compensation by insurance, (b) by liquidation of the Participant's other assets (to the extent such liquidation would not itself cause severe financial hardship), or (c) any loan available to the Participant (to the extent the payments on such loan would not themselves cause severe financial hardship).

        1.14 "PARTICIPANT" shall mean an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 2.1.

        1.15 "PARTICIPANT'S ACCOUNT" or "ACCOUNT" shall mean, as to any Participant, the separate account maintained on the books of the Company in order to reflect his or her interest under the Plan.

        1.16 "PLAN" shall mean the Komag, Incorporated Deferred Compensation Plan, as set forth in this instrument and as hereafter amended from time to time.

        1.17 "PLAN YEAR" shall mean the calendar year. Notwithstanding the preceding, the 2002 Plan Year shall be the period July 17, 2002 (the effective date of the Plan), through December 31, 2002.

        1.18 "RESTRICTED STOCK" shall mean shares of the Company's common stock acquired pursuant to a grant of a stock purchase right from the Company.

                                    SECTION 2

                                  PARTICIPATION

        2.1 PARTICIPATION. Each Eligible Employee's decision to become a Participant shall be entirely voluntary.

            2.1.1 INITIAL ELECTIONS BY CURRENT EMPLOYEES. An Eligible Employee may elect to become a Participant in the Plan by electing, no later than the date specified by the Committee in its discretion, to make Compensation Deferrals under the Plan. An election under this Section 2.1.1 to make Compensation Deferrals shall be effective only for the remainder of the 2002 Plan Year.

            2.1.2 NO ELECTION CHANGES DURING PLAN YEAR. After the beginning of a Plan Year, a Participant shall not be permitted to change or revoke his or her deferral election for such Plan Year, except to the limited extent provided in
Section 2.2.

            2.1.3 SPECIFIC TIMING AND METHOD OF ELECTION. Notwithstanding any contrary provision of this Section 2.1, the Committee, in its sole discretion, shall determine the manner and deadlines for Participants to make Compensation Deferral elections. The deadlines prescribed by the Committee may be earlier than the deadlines specified in this Section 2.1, but shall not be later than such specified deadlines.

        2.2 AUTOMATIC SUSPENSION OF COMPENSATION DEFERRALS. In the event that a Participant receives a financial hardship withdrawal from any plan maintained by the Company or an Affiliate that contains a qualified cash or deferred arrangement under Section 401(k) of the Code (collectively, the "401(k) Plans"), the Participant's Compensation Deferrals under the Plan (if any) shall be suspended for a period of six (6) months from the date that the Participant received such hardship withdrawal. Notwithstanding the preceding, the Participant's Compensation Deferrals shall be not be so suspended if the Committee determines that such suspension is not required in order to preserve the tax-qualification of the 401(k) Plans.

        2.3 TERMINATION OF PARTICIPATION. An Eligible Employee who has become a Participant shall remain a Participant until his or her entire vested Account balance is distributed.

                                    SECTION 3

                         COMPENSATION DEFERRAL ELECTIONS

        3.1 COMPENSATION DEFERRALS. At the times and in the manner prescribed in
Section 2.1, each Eligible Employee may elect to defer his or her Compensation and to have the amounts of such deferrals credited to his or her Account. For each Plan Year, an Eligible Employee may elect to defer an amount equal to no less than 100% of his or her Compensation. Notwithstanding any contrary provision of the Plan, the Committee may reduce a Participant's Compensation Deferrals to the extent necessary to satisfy any deductions required by law.

        3.2 CREDITING AND VESTING OF COMPENSATION DEFERRALS. The amounts deferred pursuant to Section 3.1 shall reduce the Participant's Compensation for the Plan Year and shall be credited to the Participant's Account as of the date on which the amounts (but for the deferral) otherwise would have been granted to the Participant; provided, however, that a Participant's interest in the balance of his or her Account shall vest as set forth in Section 6.1. For each Plan Year, the exact dollar amount to be deferred from each Compensation payment shall be determined by the Committee under such formulae as it shall adopt from time to time.

        3.3 DEEMED INVESTMENT RETURN ON ACCOUNTS. Although no assets will be segregated or otherwise set aside with respect to a Participant's Account, the amount that is ultimately payable to the Participant with respect to his or her Account shall be determined as if such Account had been invested in common stock of the Company (including reinvestment of any deemed dividends). The Committee, in its sole discretion, shall adopt (and may modify from time to time) such rules and procedures as it deems necessary or appropriate to implement the deemed investment of the Participants' Accounts. Such procedures may differ among Participants or classes of Participants, as determined by the Committee in its discretion.

        3.4 FORM OF PAYMENT. Each Participant shall indicate on his or her deferral election (made pursuant to Section 3.1) the form of payment for the Compensation Deferrals made pursuant to such election. A Participant may elect
(a) a lump sum payment, or (b) a fixed number of annual installment payments (not to exceed five). A Participant's election as to the form of payment shall apply to all amounts credited to the Participant's Account for the Plan Year with respect to which the election is made, and except to the limited extent provided in Section 3.6, shall be irrevocable.

        3.5 TERM OF DEFERRAL. Each Participant shall indicate on his or her deferral election made pursuant to Section 3.1 the time for the distribution of Compensation Deferrals (and deemed investment returns, gains and losses thereon) made pursuant to such election. A Participant may elect a term of deferral equal to any whole number (not less than one) of calendar years specified in his or her deferral election. In addition, pursuant to such procedures as the Committee (in its discretion) may adopt from time to time, a Participant may elect a term of deferral which ends upon the later (or earlier) of the expiration of a specified period or the occurrence of a specific event (for example, the later of five (5) years or termination of employment with the Company and all Affiliates). A Participant's election as to the term of deferral shall apply to all amounts credited to the Participant's Account for the Plan Year with respect to which the election is made, and except to the limited extent provided in
Section 3.6, shall be irrevocable.

        3.6 CHANGES IN ELECTIONS AS TO TERM AND FORM FOR PAYMENT. A Participant may change his or her election under Section 3.4 and/or Section 3.5 for amounts credited to the Participant's Account for any Plan Year, provided that any such election will be effective only if (a) such election is made at least twelve months prior to the time when distribution of such amounts otherwise would commence (without giving effect to such election), (b) the newly elected scheduled distribution commencement date is not earlier than twelve months after the date when such election is made, and (c) distribution of such amounts has not actually commenced.

                                    SECTION 4

                                   ACCOUNTING

        4.1 PARTICIPANTS' ACCOUNTS. For each Plan Year, at the direction of the Committee, there shall be established and maintained on the books of the Company, a separate Account or Accounts for each Participant to which shall be credited all Compensation Deferrals made by the Participant during such Plan Year, and deemed investment returns, gains and losses on such Compensation Deferrals.

        4.2 PARTICIPANTS REMAIN UNSECURED CREDITORS. All amounts credited to a Participant's Account under the Plan shall continue for all purposes to be a part of the general assets of the Company. Each Participant's interest in the Plan shall make him or her only a general, unsecured creditor of the Company.

        4.3 ACCOUNTING METHODS. The accounting methods or formulae to be used under the Plan for the purpose of maintaining the Participants' Accounts, including the calculation and crediting (or debiting) of deemed returns, gains and losses, shall be determined by the Committee, in its sole discretion. The accounting methods or formulae selected by the Committee may be revised from time to time.

        4.4 REPORTS. Each Participant shall be furnished with periodic statements of his or her Account, reflecting the status of his or her interest in the Plan, at least annually.

                                    SECTION 5

                                  DISTRIBUTIONS

        5.1 NORMAL TIME FOR DISTRIBUTION. Subject to Sections 5.2 through 5.4,
Section 5.6, Section 5.7 and Section 5.9, distribution of the balance credited to a Participant's Account shall be made in shares of the Company's common stock and shall commence as soon as administratively practicable after the end of the term(s) of deferral elected by the Participant under Section 3.5, in accordance with the following rules. If, pursuant to Section 3.4, the Participant elected to receive annual installment payments, his or her first installment shall be equal to the balance then credited to his or her Account, divided by the number of installments to be made. Each subsequent annual installment shall be paid to the Participant as near as administratively practicable to each anniversary of the first installment payment. The amount of each subsequent installment shall be equal to the balance then credited to the Participant's Account, divided by the number of installments remaining to be made. While a Participant's Account is in installment payout status, the unpaid balance credited to the Participant's Account shall continue to be credited (or debited) with deemed investment returns, gains and losses under Section 3.3.

        5.2 CHANGE OF CONTROL. If there is a Change of Control, the balance then credited to a Participant's Account shall be distributed to him or her in a lump sum as soon as administratively practicable after the date of the Change of Control. Deemed investment returns, gains and losses shall be credited (or debited) prior to any such accelerated distribution in accordance with Section
3.3. The amount of any such accelerated lump sum distribution shall also include any amount that the Participant deferred but which has not yet been credited to his or her Account.

        5.3 SPECIAL RULE FOR DEATH OR DISABILITY. If a Participant dies or becomes Disabled, the balance then credited to his or her Account shall be distributed to the Participant (or his or her Beneficiary) at the time and in the form elected by the Participant pursuant to Sections 3.4 and 3.5; provided, however, that the Committee, in its sole discretion, may elect to distribute such amount in a lump sum as soon as administratively practicable after the date of death or Disability. In accordance with Section 3.3, deemed investment returns, gains and losses shall be credited (or debited) prior to any such accelerated distribution.

        5.4 SPECIAL RULE RE DEDUCTIBILITY. Notwithstanding any contrary provision of Section 5.1, any payment scheduled for a particular Plan Year shall not be made in such Plan Year to the extent necessary to avoid application of the deductibility limitation of Section 162(m) of the Code. (For this purpose, deductibility shall be determined by adding such payment to all other compensation paid by the Company and its Affiliates to the Participant during the Plan Year.) If, pursuant to the foregoing sentences, any amounts are not paid when originally scheduled, such amounts shall be paid in the first subsequent taxable year in which such payments would not be subject to the deductibility limitation of Section 162(m) of the Code. During any such delay in payment, unpaid amounts shall continue to be credited (or debited) with deemed investment returns, gains and losses under Section 3.3. Notwithstanding the foregoing, distribution of a Participant's Account shall be made without regard to the deductibility limitation of Section 162(m) of the Code if the time for distribution is accelerated pursuant to Section 5.2 or
Section 5.3.

        5.5 BENEFICIARY DESIGNATIONS. Each Participant may, pursuant to such procedures as the Committee may specify, designate one or more Beneficiaries.

            5.5.1 SPOUSAL CONSENT. If a Participant designates a person other than or in addition to his or her spouse as a primary Beneficiary, the designation shall be ineffective unless the Participant's spouse consents to the designation. Any spousal consent required under this Section 5.6 shall be ineffective unless it (a) is set forth in writing in a form specified in the discretion of the Committee, (b) acknowledges the effect of the Participant's designation of another person as his or her Beneficiary under the Plan, and (c) is signed by the spouse and witnessed by an authorized agent of the Committee or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Committee that written spousal consent may not be obtained because the spouse cannot be located, his or her designation shall be effective without a spousal consent. Any spousal consent required under this Section 5.5 shall be valid only with respect to the spouse who signs the consent. A Participant may revoke his or her Beneficiary designation at any time, provided that such revocation is in writing.

            5.5.2 CHANGES AND FAILED DESIGNATIONS. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in accordance with Section 5.5.1. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the notice is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her surviving spouse, or, if the Participant is not survived by his or her spouse, the Account shall be paid to his or her estate.

        5.6 UNSCHEDULED WITHDRAWALS. A Participant may request to withdraw all or a portion of his or her Account (an "Unscheduled Withdrawal"). Upon receiving an Unscheduled Withdrawal request, the Committee shall authorize such Unscheduled Withdrawal, subject to the following restrictions:

            5.6.1 The election to take an Unscheduled Withdrawal shall be made by completing a form approved by and filed with the Committee.

            5.6.2 The amount payable to a Participant in connection with an Unscheduled Withdrawal shall be ninety percent (90%) of the amount requested by the Participant. The amount available for an Unscheduled Withdrawal shall be calculated as of the date that the Unscheduled Withdrawal is made.

            5.6.3 If a Participant receives an Unscheduled Withdrawal, the remaining portion of the requested amount (i.e., ten percent (10%) of such amount), shall be permanently forfeited and the Company shall have no obligation to the Participant or his or her Beneficiary with respect to such forfeited amount.

            5.6.4 The Unscheduled Withdrawal amount (and not the forfeited amount) shall be subject to all applicable Federal and state income taxes.

            5.6.5 Subject to the Committee's approval, an Unscheduled Withdrawal pursuant to this Section shall be made in a single stock distribution as soon as administratively practicable after the Unscheduled Withdrawal election is approved.

        5.7 FINANCIAL HARDSHIP. In the event that a Participant incurs a Financial Hardship, the Committee, in its sole discretion and notwithstanding any contrary provision of the Plan, may determine that all or part of the Participant's Account shall be paid to him or her immediately; provided, however, that the amount paid to the Participant pursuant to this Section 5.7 shall be limited to the amount reasonably necessary to alleviate the Participant's Financial Hardship. Also, payment under this Section 5.7 may not be made to the extent that the hardship may be relieved by suspension of the Participant's Compensation Deferrals in accordance with Section 2.2.

        5.8 PAYMENTS TO INCOMPETENTS. If any individual to whom a benefit is payable under the Plan is a minor or legally incompetent, the Committee shall determine whether payment shall be made directly to the individual, any person acting as his or her custodian or legal guardian under the California Uniform Transfers to Minors Act, his or her legal representative or a near relative, or directly for his or her support, maintenance or education.

        5.9 UNDISTRIBUTABLE ACCOUNTS. Each Participant and (in the event of death) his or her Beneficiary shall keep the Committee advised of his or her current address. If the Committee is unable to locate the Participant or Beneficiary to whom a Participant's Account is payable under this Section 5, the Participant's Account shall continue to be credited (or debited) with deemed investment returns, gains and losses in accordance with Section 3.3. Accounts that, in accordance with the preceding sentence, have been undistributable for a period of thirty-five months shall be forfeited as of the end of the thirty-fifth month. If a Participant whose Account was forfeited under this
Section 5.9 (or his or her Beneficiary) files a claim for distribution of the Account after the date on which it was forfeited, and if the Committee determines that such claim is valid, then the forfeited balance shall be paid by the Company in a single stock distribution as soon as practicable thereafter (without interest or any deemed investment returns, gains or losses after the date of forfeiture).

        5.10 COMMITTEE DISCRETION. Within the specific time periods described in this Section 5, the Committee shall have sole discretion to determine the specific timing of the payment of any Account balance under the Plan. In addition and notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may cause the balance credited to a Participant's Account to be paid to him or her in a lump sum at any time following the Participant's termination of employment with the Company or Affiliates.

                                    SECTION 6

                        PARTICIPANT'S INTEREST IN ACCOUNT

        6.1 COMPENSATION DEFERRAL CONTRIBUTIONS. Subject to Sections 8.1 (relating to creditor status) and 9.2 (relating to amendment and/or termination of the Plan), a Participant's interest in the balance credited to his or her Account at all times shall vest pursuant to the vesting schedule determined by the Company (a) as set forth in Participant's election notice for the Plan and
(b) equivalent to the vesting schedule that a Participant would have received if he or she had elected to receive Restricted Stock in lieu of participation in the Plan.

                                    SECTION 7

                           ADMINISTRATION OF THE PLAN

        7.1 PLAN ADMINISTRATOR. The Company is hereby designated as the administrator of the Plan (within the meaning of Section 3(16)(A) of ERISA.

        7.2 COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company.

        7.3 ACTIONS BY COMMITTEE. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

        7.4 POWERS OF COMMITTEE. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following powers:

            (a) To interpret and determine the meaning and validity of the provisions of the Plan and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or any amendment thereto;

            (b) To determine the types and fair market value of Compensation which shall be eligible for deferral under the Plan;

            (c) To determine any and all considerations affecting the eligibility of any employee to become a Participant or remain a Participant in the Plan;

            (d) To cause one or more separate Accounts to be maintained for each Participant;

            (e) To cause Compensation Deferrals and deemed investment returns, gains and losses to be credited to Participants' Accounts;

            (f) To establish and revise a method or procedure for the deemed investment of Participants' Accounts, as provided in Section 3.3;

            (g) To establish and revise an accounting method or formula for the Plan, as provided in Section 4.3;

            (h) To determine the manner and form in which any distribution is to be made under the Plan;

            (i) To determine the manner and form for making elections under the Plan;

            (j) To determine the status and rights of Participants and their spouses, Beneficiaries or estates;

            (k) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

            (l) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

            (m) To arrange for annual distribution to each Participant of a statement of benefits accrued under the Plan;

            (n) To publish a claims and appeal procedure satisfying the minimum standards of Section 503 of ERISA pursuant to which individuals or estates may claim Plan benefits and appeal denials of such claims;

            (o) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan; and

            (p) To decide all issues and questions regarding Account balances, and the time, form, manner and amount of distributions to Participants.

        7.5 DECISIONS OF COMMITTEE. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

        7.6 ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Company.

        7.7 ELIGIBILITY TO PARTICIPATE. No member of the Committee who is also an employee of the Company shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own Account under the Plan.

        7.8 INDEMNIFICATION. The Company shall, and hereby does, indemnify and hold harmless the members of the Committee, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board of Directors, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                    SECTION 8

                                     FUNDING

        8.1 UNFUNDED PLAN. All amounts credited to a Participant's Account under the Plan shall continue for all purposes to be a part of the general assets of the Company. The interest of the Participant in his or her Account, including his or her right to distribution thereof, shall be an unsecured claim against the general assets of the Company. Nothing contained in the Plan shall (a) give any Participant or beneficiary any interest in or claim against any specific assets of the Company, nor (b) prevent the Company (with the consent of its Board of Directors) from establishing a grantor trust (within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code) to assist the Company in fulfilling its obligations under the Plan.

                                    SECTION 9

                       MODIFICATION OR TERMINATION OF PLAN

        9.1 COMPANY'S OBLIGATIONS LIMITED. The Company intends to continue the Plan indefinitely, and to maintain each Participant's Account until it is scheduled to be paid to him or her in accordance with the provisions of the Plan. However, the Plan is voluntary on the part of the Company, and the Company does not guarantee to continue the Plan. The Company at any time may, by amendment of the Plan, suspend Compensation Deferrals or may discontinue Compensation Deferrals, with or without cause. Complete discontinuance of all Compensation Deferrals shall be deemed a termination of the Plan.

        9.2 RIGHT TO AMEND OR TERMINATE. The Board of Directors, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason, provided that no amendment or termination of the Plan shall, without the consent of the Participant, reduce the balance then credited to the Participant's Account.

        9.3 EFFECT OF TERMINATION. If the Plan is terminated pursuant to this
Section 9, the balances credited to the Accounts of the affected Participants shall be distributed to them at the time and in the manner set forth in Section 5; provided, however, that the Committee, in its sole discretion, may authorize accelerated distribution of Participants' Accounts as of any earlier date.

                                   SECTION 10

                                    GENERAL

        10.1 INALIENABILITY. In no event may any Participant, Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

        10.2 RIGHTS AND DUTIES. Neither the Company nor the Committee shall be subject to any liability or duty under the Plan except as expressly provided in the Plan, or for any action taken, omitted or suffered in good faith.

        10.3 NO ENLARGEMENT OF RIGHTS. Neither the establishment or maintenance of the Plan, the making of any Compensation Deferrals nor any action of the Company or the Committee, shall be held or construed to confer upon any individual any right to continue as an employee of the Company. The Company expressly reserves the right to discharge any employee at any time.

        10.4 COMPLIANCE WITH RULE 16b-3. All transactions under the Plan are intended to be exempt from liability under Section 16(b) of the Securities and Exchange Act of 1934, as amended ("Section 16(b)"). To the extent deemed necessary or advisable by the Committee, any election, payment, distribution or other transaction by or on behalf of any Participant may be canceled or delayed in order to ensure that such payment will not result in any liability under
Section 16(b) to such individual.

        10.5 COMPENSATION DEFERRALS NOT COUNTED UNDER OTHER EMPLOYEE BENEFIT PLANS. Compensation Deferrals under the Plan will not be considered for purposes of contributions or benefits under any other employee benefit plan sponsored by the Company or any Affiliate, except to the extent specifically provided in any such plan.

        10.6 APPLICABLE LAW. The provisions of the Plan shall be construed, administered and enforced in accordance with ERISA, and to the extent not preempted by ERISA, with laws of the State of California (other than its conflict of laws provisions).

        10.7 SEVERABILITY. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and in lieu of each provision which is held invalid or unenforceable, there shall be added as part of the Plan a provision that shall be as similar in terms to such invalid or unenforceable provision as may be possible and be valid, legal, and enforceable.

        10.8 CAPTIONS. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

                                    EXECUTION

        IN WITNESS WHEREOF, Komag, Incorporated, by its duly authorized officer, has executed this Plan on the date indicated below.

                                               KOMAG, INCORPORATED

Dated: ______________, 2002                    By: ____________________________

                                               Title: _________________________